Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Non Current Liabilities Text Block Abstract
Schedule of other long-term liabilities
As at December 31,	2022	2021
Deferred revenue(b)	$259,579	$289,926
Accrued benefit liabilities (Note 32)	32,862	45,221
Uncertain tax positions	175	175
Decommissioning liabilities(a)	2,453	2,402
Lease liabilities(c)	31,986	33,729
Other long-term liabilities	$327,055	$371,453

(a)      The current and long-term decommissioning liabilities on property and equipment were $3.4 million (December 31, 2021 — $3.4 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2022, there is $Nil interest expense recorded (December 31, 2021 — $0.1 million) and no decommissioning liabilities derecognized (December 31, 2021 — $0.6 million). It is expected that the decommissioning liabilities will mature between 2023 and 2062.

(b)      Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

(c)      The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2022 were as follows:

Schedule of expects the backlog
2023	2024	2025	2026	2027	Thereafter	Total
$569	$350	$234	$196	$128	$282	$1,759
2023	2024	2025	2026	2027	Thereafter	Total
$3,575	$3,431	$3,148	$2,912	$2,835	$32,970	$48,871